SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2020 (June 3, 2020 and June 29, 2020)

PALAYAN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55348	83-4575865
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

9300 Conroy Windermere Rd. #3250

Windermere, FL 34786

(407) 536-9422

 (Address, including zip code, and telephone number, including area code,

of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PLYN	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

ITEM 8.01	OTHER EVENTS

The 8K is being issued to correct information that was previously filed on June 3, 2020, for the periods ending June 1, 2020, and June 29, 2020; pursuant to the closing of the Share Exchange Agreement between the Company and Scythian Mining Group Limited, (“SMG”), and SMG’s wholly owned subsidiary SMG-Gold, B.V., as to ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS, and Item 3.02 Unregistered SALES of Equity Securities.

On June 1, 2020, the Company reported the closing of the Share Exchange Agreement, by reference Form 8-K filed June 3, 2020, ITEM 2.02, stating the transaction between the Company and SMG-Gold B.V. had closed. Subsequent to the filing on June 3, 2020, the closing was delayed due to the requirement of registering the SMG-Gold B.V. shares as required by Dutch Civil Code. This share registration process took longer than anticipated and was completed on July 7, 2020, at which time the Company became the sole shareholder of SMG-Gold B.V., Exhibit 10.03 attached. The closing of the Share Exchange Agreement became effective July 7, 2020.

On June 29, 2020, the Company reported in ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT, Note (7) that Joel Dulatre Cortez (“Cortez”) and Mark Christian Soo (“Soo”) shares were not cancelled as previously reported in Form 8K filed on June 1, 2020, Item 3.02 Unregistered SALES of Equity Securities. However, the Series B had been issued to Abellant Trust pursuant to an agreement between Mr. Cortez and Mr. Soo. Subsequently, the contemplated transaction between Mr. Cortez and Mr. Soo with Abellant Trust was not consummated, and the Series B Preferred shares have been cancelled.

The one million (1,000,000) shares of Series C Preferred Shares have been cancelled and reissued in the amount of three hundred thousand (300,000) shares.

Further, the Company has filed an amendment with the Nevada SOS changing the Series A Preferred Voting Rights from the current 100:1 to 20:1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial Statements.

(d)       Exhibits. The following exhibits are either filed as a part hereof or are incorporated by reference. Exhibit numbers correspond to the numbering system in Item 601 of Regulation S-K.

Exhibit Number	Description of Exhibit
10.01	Form 8K filed with the Commission on June 1, 2020 (1)
10.02	Business Register Extract Netherlands Chamber of Commerce (2)

(1)	Filed with the Commission on Form 8-K on June 3, 2020 as Exhibit 10.01.
(2)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Palayan Resources, Inc.

Dated: August 18, 2020		/s/James Jenkins
	By:	James Jenkins
	Its:	Chief Executive Officer

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